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                                                                    EXHIBIT 23.1
                                                                    ------------

                        CONSENT OF MAULDIN & JENKINS, LLC

     We hereby consent to the incorporation by reference in Registration Statement No. 333-84296 of First Georgia Community Corp. on Form S-8 of our report dated February 28, 2002, included in this Annual Report on Form 10-KSB for the year ended December 31, 2001.


/s/ MAULDIN & JENKINS, LLC
March 28, 2002